SCHEDULE 14A
                                (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                            ( X )
Filed by a Party Other than the Registrant         (   )
Check the appropriate box:

( x )	Preliminary Proxy Statement
(   )	Confidential, for use of the Commission only
        (as permitted by Rule 14a-6(e) (2))
(   )	Definitive Proxy Statement
(   )	Definitive Additional Materials
(   )	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

	                      LOTUS PACIFIC, INC.
	       (Name of Registrant as Specified in its Charter)

Payment of Filling Fee (check the appropriate box):

( X )  No fee required.
(   )  Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:
            _______________________________________________________________

       (2)  Aggregate number of securities to which transaction applies:
            _______________________________________________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filling fee is calculated and state how it was determined):
            _______________________________________________________________

       (4)  Proposed maximum aggregate value of transaction:
            _______________________________________________________________

       (5)  Total fee paid:
            _______________________________________________________________

            (  ) Fee paid previously with preliminary materials.

            (  ) Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0-11 (a) (2) and identify the filling for which the offsetting fee was previously. Identify the previous filling by registration statement number, or the Form or Schedule and the date of its filling.

            (1)  Amount Previously Paid:
	         _________________________________________________________

            (2)  Form, Schedule or Registration Statement No.:
                 _________________________________________________________

            (3)  Filling Party:
	         _________________________________________________________

            (4)  Date Filed:
	         _________________________________________________________



                              LOTUS PACIFIC, INC.





April 18, 2001



Dear Lotus Pacific Shareholders:

We cordially invite you to attend Lotus Pacific's 2000 Annual Meeting of Shareholders, which will be held at 200 Centennial Avenue, Piscataway, New Jersey 08854 on the 18th, May 2001 at 2:00 p.m.

At this year's Annual Meeting, shareholders will be asked to approve the Company's Amended and Restated Certificate of Incorporation, elect seven directors, and ratify the appointment of Larson Allen Weishair & Co, LLP as independent auditors of the Company for the fiscal year ended June 30, 2001. Additional information about the Annual Meeting is given in the attached Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Voting your proxy will ensure your representation at the Annual Meeting.

I hope to see you at the May 18, 2001 Annual Meeting.


Sincerely,


James Yao
Chairman of the Board


                              LOTUS PACIFIC, INC.
                       200 Centennial Avenue, Suite 201
                         Piscataway, New Jersey 08854

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To be held May 18, 2001

     NOTICE is hereby given that the Annual Meeting of Stockholders of Lotus Pacific, Inc., a Delaware corporation (the "Company"), will be held at 200 Centennial Avenue, Suite 201, Piscataway, New Jersey, on May 18, 2001, at 2:00 p.m., Eastern Standard Time, to consider and take action on the following matters:

     (1) To approve the Company's Amended and Restated Certificate of Incorporation;

     (2) To elect seven directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

     (3) To ratify the appointment of Larson Allen Weishair & Co, LLP (formerly Schiffman Hughes Brown) as independent auditors of the Company for the fiscal year ending June 30, 2001; and

     (4) To conduct such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors has fixed the close of business on April 18, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT SELF-ADDRESSED ENVELOPE PROVIDED FOR YOUR CONVENIENCE. SHOULD YOU ATTEND IN PERSON, YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

By Order of the Board of Directors

Gary Huang
Secretary


April 18, 2001


                              LOTUS PACIFIC, INC.
                       200 Centennial Avenue, Suite 201
                        Piscataway, New Jersey 08854


	                       PROXY STATEMENT
	              FOR ANNUAL MEETING OF STOCKHOLDERS

	                  TO BE HELD MAY 18, 2001

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Lotus Pacific, Inc., a Delaware corporation (the "Company"), for use at the 2000 Annual Meeting of Stockholders of the Company and for any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting is to be held at the Company's principal executive office, 200 Centennial Avenue, Suite 201, Piscataway, New Jersey 08854, at 2:00 p.m., Eastern Standard Time, on May 18, 2001, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A Board of Directors' proxy (the "Proxy") for the Annual Meeting is enclosed, by means of which you may vote as to the proposals described in this Proxy Statement.

All Proxies which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in accordance with the stockholder's instructions contained in such Proxy. In the absence of instructions, shares represented by such Proxy will be voted (i) FOR the approval of the Company's Amended and Restated Certificate of Incorporation, (ii) FOR the election as directors of the persons nominated by the Board of Directors, and (iii) FOR the approval and ratification of the appointment of Larson Allen Weishair & Co, LLP (formerly Schiffman Hughes Brown) as independent auditors of the Company. The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. If any other matters properly come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters in accordance with their best judgment. A stockholder may revoke his or her Proxy at any time before it is exercised by filing with the Secretary of the Company at its principal executive offices either a written notice of revocation or a duly executed Proxy bearing a later date, or by attending in person at the Annual Meeting and expressing a desire to vote his or her shares in person.

This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders are being sent to stockholders on or about April 30, 2001.


                        VOTING SECURITIES, SOLICITATION

Only stockholders of record of the Company's Common Stock and Series A Preferred Stock at the close of business on April 18, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. As of the Record Date, there were outstanding and entitled to vote 64,133,795 shares of Common Stock and 4,300 shares of Series A Preferred Stock. The presence, in person or by proxy, of stockholders entitled to cast a majority of votes which stockholders are entitled to cast at the Annual Meeting will constitute a quorum for the Annual Meeting. Each share of Common Stock and Series A Preferred Stock is entitled to one vote upon all matters to be considered at the Annual Meeting, except that the holders of Series A Preferred Stock, as a class, are entitled to elect two directors. Under Delaware law, abstentions and broker non-votes are treated as present for the purpose of determining a quorum present at the Annual Meeting; however, broker non-votes will be considered not to represent voting power present at the Annual Meeting, while abstentions will be considered to represent voting power present at the Annual Meeting.

Approval of the proposal to adopt the Amended and Restated Certificate of Incorporation requires the affirmative vote of a majority of all of the outstanding shares of Common Stock. Accordingly, broker non-votes and abstentions will have the effect of negative votes with respect to this proposal. The affirmative vote of the holders of a plurality of the outstanding shares of Common Stock and Series A Preferred Stock present or represented by proxy at the Annual Meeting is required to elect each of the seven persons nominated for election to the Board of Directors, meaning that the seven nominees that receive the most votes will be elected. Accordingly, broker non- votes and abstentions will have no effect in determining the outcome of this proposal. There is no cumulative voting in the election of directors. The vote required to approve the ratification of the Company's independent auditors is the majority of the shares of Common Stock and Series A Preferred Stock represented in person or by proxy at the Annual Meeting. Accordingly, broker non-votes will have no effect on this proposal, and abstentions will have the effect of negative votes with respect to this proposal.

The cost of soliciting these Proxies, consisting of the printing, handling and mailing of the proxy card and related material, and the actual expense incurred by brokerage houses, custodians and fiduciaries in forwarding proxy material to the beneficial owners of stock, will be paid by the Company. In addition to the use of the mails, Proxies may be solicited by officers, directors and regular employees of the Company by telephone, facsimile, electronic means, or in person. These persons will receive no extra compensation for their services. The Company reserves the right to have an outside solicitor conduct the solicitation of Proxies and to pay such solicitor for its services.

	                        PROPOSAL NO. 1

	                   APPROVAL OF THE COMPANY'S
	       AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The Board of Directors has approved a resolution adopting an Amended and Restated Certificate of Incorporation (the "Restated Certificate") which would, among other things, (i) provide for the indemnification of directors, officers, employees or agents whom the Company has the power to indemnify to the full extent permitted by the Delaware General Corporation Law, (ii) eliminate stockholder action by written consent and limit the calling of special meetings of stockholders, (iii) require advance notice of stockholder nominations for election of directors and other business to be brought before a meeting of stockholders, and (iv) correct technical errors in the Company's Certificate of Incorporation. At the Annual Meeting, stockholders will consider and vote on the approval of the Restated Certificate. The text of the proposed Restated Certificate is attached to this Proxy Statement as Exhibit A. The statements made in this Proxy Statement with respect to the Restated Certificate should be read in conjunction with and are qualified in their entirety by reference to Exhibit A. The text of the Company's Amended and Restated Bylaws (the "Restated Bylaws") is attached to this Proxy Statement as Exhibit B.

The Board of Directors recommends that stockholders vote FOR the proposal to adopt the Restated Certificate.


	                        PROPOSAL NO.  2

	                     ELECTION OF DIRECTORS

Nominees

The Board of Directors of the Company is elected each year at the Annual Meeting of Shareholders. Seven directors will be elected at this year's meeting. Each director will serve until the 2001 Annual Meeting of Shareholders and until he or she is succeeded by another qualified director who has been elected, or until his or her death, resignation or removal.

Name of Nominee     Age          Position with the Company       Director Since

James Yao            48          Chairman of the Board           1997
Willian G. Hu        51          Chief Executive Officer         N/A
David Leung          56          Director                        1997
De-Liang Wang        44          Vice President                  N/A
Jack Lin             33          Director                        2000
June Chang           49          Director                        2000
Gary Huang           46          Secretary & Treasurer           1997


There is no family relationship between any of the nominees or between any of the nominees and any of the Company's executive officers. The Company's executive officers serve at the discretion of the Board of Directors. Detailed information about the Company's directors and nominee is provided below.



Directors/Nominees

Mr. Yao has been Chairman of the Company's Board of Directors since January 1997. He served as President of the Company from December 1996 to March 1999. Mr. Yao has over 16 years of experience in the management of multinational companies, most recently with Yao Investment Corp., an investment management company, where he served as President & Chairman since 1997, and Lotus International Holdings Corp., where he has served as President since December 1996. Mr. Yao graduated from Miya Gawa University in Tokyo, Japan.

Mr. Hu has been Chief Executive Officer of the Company since January 2001. He also serves as Chairman of the Board of Directors of Acumen Technology, Inc., a wholly owned subsidiary of the Company since January 2001. Mr. Hu holds a Master of International Affairs from Columbia University and a J.D. from Benjamin N. Cardozo School of Law. Mr. Hu worked for Skadeen, Arps, Slate, Meagher & Flom and Paramount Pictures Corporation. Prior to joining the Company, he served as its corporate counsel.

Mr. Wang has been a Vice President of the Company since March 1999. From January 1996 to March 1999, Mr. Wang served as Vice President of Regent Electronics Corp., a subsidiary of the Company. Mr. Wang was employed as a senior hardware engineer at AT&T Bell Laboratories from May 1990 to December 1995.

Mr. Leung has been a Director of the Company since January 1997. From 1997 to 2000, he also served as the Company's Vice President. From January 1993 to March 1995, Mr. Leung was General Manager of Shenzhen New Technology Development Co., Ltd., a computer software technology corporation in Shenzhen, China. He has also been a director of Lotus International Holdings Corp, an investment management company since 1997. Mr. Leung holds a B.S. from Beijing Institute of Technology.

Ms. Chang has been a member of the Board of Directors since September 2000. From 1984 to 1989, Ms. Chang was an economist and department manager at CNTIC, a major import and export company in China. From 1993 to 1998, she served as Vice President of Producer International Inc.
(USA), an international import-export company. From 1999 to the present, Ms. Chang has been self-employed as a private investor. Ms. Chang received her M.B.A. degree from Birmingham University Business School in the United Kingdom.

Mr. Huang has been a member of the Board of Directors since October 1998. From January 1997 to the present, Mr. Huang has served as Secretary of the Company, and he has served as Treasurer since March 2000. Prior to joining the Company, from January 1996 to January 1997, Mr. Huang was an accountant / financial analyst at Rightiming Electronics Corp., a consumer electronics technology company in New Jersey. He holds an M.B.A. in finance from the University of New Haven and an M.A. in Economics from Yale University.

Mr. Lin has been a Director of the Company since October 16, 2000. Since August 1998, he has served as International Marketing Manager at Crown Resort Limited, an Australian company engaged in the travel/hospitality business. From July 1994 to January 1997, he was an Assistant International Marketing Representative, and from January 1997 to August 1998, he was an Assistant International Manager at Conrad International, an international chain of hotels operated by Hilton Hotels Corp. Mr. Lin holds a B.A. in business from Griffith University in Australia.

There are no family relationships among the members of the Board of Directors and/or the executive officers of the Company.

Board and Committee Meetings

The Board of Directors held four meetings during Fiscal 2000. All of the directors were in attendance at more than 75% of the meetings of the Board as well as all meetings of each committee of the Board on which they served.

The Board of Directors has a standing Audit Committee and Compensation Committee. During fiscal 2000, the members of the Compensation Committee were June L. Chang, Jeremy Wang and James Yao, the members of the Audit Committee were June L. Chang, Jack Lin and Kuan C. Tsai. The Company does not currently have a nominating committee.

The Audit Committee operates under the Audit Committee Charter adopted by the Board of Directors, a copy of which is attached as Exhibit C to this Proxy Statement. The purpose of the Audit Committee is to oversee the Company's financial reporting process, including reviewing the financial reports and other financial information filed by the Company with the Securities and Exchange Commission. The Audit Committee was organized in September 2000, and did not exist during Fiscal 2000.

The Compensation Committee is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering all the Company's employee benefit plans, including the 2000 Equity Incentive Plan. The Compensation Committee held two meetings during Fiscal 2000.




Director Compensation

During Fiscal 2000, non-employee directors of the Company were each paid $1,000 for each regular meeting of the Board of Directors which they attended and $800 for each special or committee meeting of the Board of Directors which they attended, plus, in each case, actual out-of-pocket expenses for attendance. Non -employee directors are eligible to receive an option to purchase 5,000 shares of the Company's Common Stock for each fiscal year during which they serve as directors. Prior to Fiscal 2000, no payments were made and no stock options were granted to non-employee directors.

Directors who are also employees of the Company do not receive cash payments or stock options for their service as directors.


                              AUDIT COMMITTEE REPORT

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with the Company's management team the audited financial statements for Fiscal 2000, which were included in the Company's Annual Report on Form 10-K for Fiscal 2000. The Audit Committee has discussed with the Company's independent accountants those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU (S)380), including the quality, not just the acceptability, of the accounting principles and the clarity of the disclosures in the financial statements.

The Audit Committee has received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), relating to the independence of the Company's independent auditors and has discussed these matters with the independent auditors.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors of the Company that the Company's audited financial statements for Fiscal 2000 be included in the Company's Annual Report on Form 10-K for Fiscal 2000 for filing with the Securities and Exchange Commission.


	                      EXECUTIVE COMPENSATION

The following table sets forth for the fiscal years ended June 30, 1998, 1999 and 2000 the compensation for services in all capacities to the Company of the persons who were at June 30, 2000 (i) the chief executive officer of the Company , and (ii) other executive officers of the Company who received over $100,000 in compensation during Fiscal 2000 (collectively, the "Named Officers").



	                      SUMMARY COMPENSATION TABLE


        Annual Compensation                                           Long Term Compensation
--------------------------------------------------------  ----------------------------------------------

                                                          Restricted  Securities
Name and Principal                          Other Annual    Stock     Underlying   LTIP     All Other
Position         Year  Salary($)  Bonus($)  Compensation    Award     Options/SAR  Payouts  Compensation
---------------  ----  ---------  --------  ------------  ----------  -----------  -------  ------------
William G. Hu    2000   N/A(1)      ---          ---         ---          ---        ---        ---
Chief Executive  1999   N/A         ---          ---         ---          ---        ---        ---
Officer

David Li         2000   66,667(2)  90,000        ---         ---        300,000      ---        ---
Chief Financial  1999    N/A        ---          ---         ---          ---        ---        ---
Officer          1998    N/A        ---          ---         ---          ---        ---        ---

Hsing Chih Tuan  2000   114,045     8,000        ---         ---          ---        ---        ---
President of     1999    N/A        ---          ---         ---          ---        ---        ---
Correlant        1998    N/A        ---          ---         ---          ---        ---        ---
Communications

Max Lu           2000   163,385     ---          ---         ---      1,400nancial management, as well as
the outside auditors, have more time, knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee does not provide any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors' work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide, with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

- The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards
  ("SAS") No. 61.

- As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange
  Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of its Quarterly Report on Form 10-Q.

- The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

- The Committee shall:

  * annually request from the outside auditors, a formal written statement delineating all relationships between the auditors and the Company consistent with Independence Standards Board Standard Number 1;

  * discuss with the outside auditors any such disclosed relationships and their impact on the outside auditors' independence; and

  * recommend that the Board take appropriate action to oversee the independence of the outside auditors.

- The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve dis-agreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

